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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2003

               TransDigm Inc.                        TransDigm Holding Company
  --------------------------------------          ------------------------------
  (Exact name of registrant as specified          (Exact name of registrant as
                in its charter)                     specified in its charter)

                Delaware                                   Delaware
  --------------------------------------        --------------------------------
     (State or other Jurisdiction of            (State or other Jurisdiction of
     incorporation or organization)               incorporation or organization)

                                    333-71397
  ------------------------------------------------------------------------------
                            (Commission File Number)

               34-1750032                                  13-3733378
  ------------------------------------      -----------------------------------
  (I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio                  44143
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(Address of principal executive offices)                            (Zip Code)

                                 (216) 289-4939
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              (Registrants' telephone number, including area code)

________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

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Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.       Description
-----------       ------------

    99.1          Press Release issued March 4, 2003

Item 9. Regulation FD Disclosure

     On March 4, 2003, TransDigm Inc. issued a press release announcing its regular quarterly conference call and the repurchase by TransDigm Holding Company of all its pay-in-kind notes. A copy of the press release is attached to this report as Exhibit 99.1.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSDIGM INC.

                                            By: /s/ Gregory Rufus
                                                -------------------------------
                                                Gregory Rufus
                                                Chief Financial Officer

Date: March 4, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSDIGM HOLDING COMPANY

                                            By: /s/ Gregory Rufus
                                                -------------------------------
                                                Gregory Rufus
                                                Chief Financial Officer

Date: March 4, 2003

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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

   99.1            Press Release issued March 4, 2003